Petroleum Development Corporation

2005 Annual Results

June 5, 2006

Thomas E. Riley, President

Darwin L. Stump, CFO

Nasdaq: PETD

Forward-Looking Statements

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the company to meet its stated business goals.

Contact Information:

Investor Relations

Petroleum Development Corporation

PO Box 26

103 East Main Street

Bridgeport, West Virginia 26330

P: 304.842.6256

F: 304.842.0913

www.petd.com

PDC Financial Highlights

4      Record performance in 2005

4      Production

4      Revenue

4      Net income and earnings per share

4      Adjusted cash flow*

4      Total capital expenditures of $106.5 million

4      Company raised record $ 116 million in partnership subscriptions

4      Strong financial position

4      Long-term debt at year-end 2005 $24 million

*Adjusted Cash Flow is Net Income plus non-cash charges (Depreciation, Depletion and Amortization, Deferred Income Taxes and unrealized gains and losses on derivative transactions)

2005 Major Sources and Use of Cash

4      Sources

4      Adjusted Cash Flow* from Operations- $69.1 million

4      Property sales- $9.6 million

4      Debt - $3.0 million

4      Uses

4      Oil and gas property acquisition and development- $100.1 million

4      Stock repurchase- $7.9 million

*Adjusted Cash Flow is Net Income plus non-cash charges (Depreciation, Depletion and Amortization, Deferred Income Taxes and unrealized gains and losses on derivative transactions)

Revenue

4      Q4 Revenue of $114 million

4      $72 million in 2004 (restated)

4      Annual revenue of $343 million compared to $268 million in 2004 (restated)

4      Revenue reflects higher O&G prices, increased production and drilling activity, and property sales

Adjusted Cash Flow

4      2005 Adjusted Cash Flow of $69.1 million

4      Up from $61.8 million in 2004

4      Reduced by exploratory dry hole cost

4      Adjusted Cash Flow is income before deferred income taxes, depreciation, depletion and amortization, and unrealized derivative gains and losses

4      Management believes Adjusted Cash Flow is a useful measure in estimating the value of the Company's operations

2005 Operating Highlights

4      Production 13.7 Bcfe, up 8% compared to 2004

4      Rocky Mountain Region production increased 15.1% compared to prior year

4      76% of total production

4      11.0 Bcfe of natural gas, 81% of total production

4      439 MBbl of oil production

Production

4      2005 production of 13.67 Bcfe

4      11.0 Bcf natural gas

4      439 MBbl of oil

4      Q4 2005 production of 3.57 Bcfe

4      82% natural gas

4      Reflects impact of investment activities

4      Partnership investment

4      Recompletions

4      NECO infill

Net Wells Drilled (PDC's Interest)

4      PDC drilled 242 gross wells in 2005

4      235 productive and 7 dry holes

4      232 productive and 2 dry development wells

4      3 productive and 5 dry exploratory wells

4      110.7 total net wells (PDC's interest)

4      104.3 net productive wells

4      6.40 net dry holes

Sustaining Growth

4      The market for partnership interests in oil and gas wells is at record levels

4      PDC sold a record $116 million in 2005

4      Planned $100 million 2006 offering

4      Company has contracted for two additional rigs for North Dakota and other deeper prospects

4      Currently drilling Company wells in Wattenberg Field and the Piceance Basin pending partnership close

4      Successful operations in the Bakken shale and the Nesson formation in North Dakota

4      Codell recompletions to start on partnership wells

4      Niobrara completions in Wattenberg

Sustaining Growth

4      Strong balance sheet allows ample funding for additional drilling or acquisitions (as available)

4      Anticipate high end of 10-15% annual production growth (or more) barring curtailments due to pipeline restrictions or high storage levels

Petroleum Development Corporation

NASDAQ: PETD